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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                                      Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 27, 2004

                CWABS, INC., (as depositor under the Sale and
              Servicing Agreement, dated as of January 29, 2003,
               relating to the Revolving Home Equity Loan Asset
                                 Backed Notes,
                                Series 2003-A.

                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)

      Delaware                      333-109272                 95-4596514
      --------                      ----------                 ----------
      (State or Other         (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation                             Identification No.)

      4500 Park Granada
      Calabasas, California                                    91302
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      (Address of Principal Executive Officers)             (Zip Code)

       Registrant's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Filing of Certain Materials

      Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its, Revolving Home Equity Loan Asset Backed Notes, Series 2003-A (the "Notes").

      The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, that are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their audit reports on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Supplement to the Prospectus Supplement relating to the Notes, is attached hereto in the case of KPMG LLP as Exhibit 23.1 and in the case of Ernst & Young LLP as Exhibit 23.2.

      The financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

      In addition, the unaudited financial statements of FGIC as of June 30, 2004 and for the three-month and six-month periods ended June 30, 2004 and 2003 are attached hereto as Exhibit 99.2.




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Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Exhibits:

            23.1        Consent of KPMG LLP

            23.2        Consent of Ernst & Young LLP

            99.1 Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003

            99.2 Unaudited financial statements of FGIC as of June 30, 2004 and for the three-month and six-month periods ended June 30, 2004 and 2003.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWABS, INC.



                                    By:   /s/ Celia Coulter
                                          ------------------------
                                          Name:  Celia Coulter
                                          Title:  Vice President



Dated:  September 27, 2004

Exhibit Index


Exhibit                                                                   Page

23.1        Consent of KPMG LLP

23.2        Consent of Ernst & Young LLP

99.1 Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003

99.2 Unaudited financial statements of FGIC as of June 30, 2004 and for the three- month and six-month periods ended June 30, 2004 and 2003.